                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2002


                               OUTLOOK GROUP CORP.
                               -------------------
             (Exact name of registrant as specified in its charter)


         Wisconsin                     000-18815             39-1278569
---------------------------           -----------           ------------
(State or other jurisdiction          (Commission          (IRS Employer
      of incorporation)               File Number)       Identification No.)

                               1180 American Drive
                             Neenah, Wisconsin 54956
                             -----------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (920) 722-2333
                                 --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation F-D Disclosure.

On September 24, 2002, Outlook Group Corp. announced that its board of directors had approved the commencement of cash dividend payments. A copy of the related press release is attached as an exhibit to this report.

                                    * * * * *


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           OUTLOOK GROUP CORP.


Date: September 25, 2002                   By:   /s/ Paul M. Drewek
                                              ----------------------------------
                                              Paul M. Drewek
                                              Chief Financial Officer





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                               OUTLOOK GROUP CORP.
                                  EXHIBIT INDEX
                                       to
                             FORM 8-K CURRENT REPORT
                         dated as of September 24, 2002

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
 Exhibit                                                                               Filed
 Number                              Description                                     Herewith
 ------                              -----------                                     --------
   99.1         Outlook Group Corp. Press Release dated September 24, 2002               X
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